united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/16

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

AlphaCentric Asset Rotation Fund

AlphaCentric Bond Rotation Fund

AlphaCentric Income Opportunities Fund

AlphaCentric/IMFC Managed Futures Strategy Fund

March 31, 2016

AlphaCentric Funds

36 New York Avenue, Floor 2

Huntington NY, 11743

1-844-223-8637

March 31, 2016

AlphaCentric Asset Rotation Fund

Dear Shareholders,

We are pleased to provide our Annual Letter to Shareholders.

The portfolio strategy utilized by the AlphaCentric Asset Rotation Fund is built upon the objective of risk-controlled growth. The portfolio systematically allocates and rotates between cash, US treasury bonds, US large-cap equities, US small/mid-cap equities, developed foreign equities, and emerging market equities using a rules-based approach that ranks the asset classes according to proprietary relative strength scores.

Asset classes are ranked and the portfolio holdings are rebalanced monthly to hold a concentration within the asset classes from the above list that are highest in relative strength. The strategy’s allocation will generally be invested in 1-3 asset classes, and the Fund invests in ETFs representing the chosen asset classes. The overall allocation can be all equities, all cash/treasury bonds, or a blend depending upon the results from the ranking methodologies used.

The past year in the financial markets has been marked with 1) stock and bond prices moving predominantly in a trendless, sideways action with high volatility, and 2) a highly unusual situation of no single asset class within the candidate asset classes utilized by the strategy producing positive returns. The first issue is very characteristic of a significant market/economic top. Sideways, range-bound markets moving into a downtrend are typical of significant equity market tops like 2000 and 2007. The second issue hasn’t been observed for several decades and has likely been caused by so much uncertainty about the direction of the economy, interest rates, and central bank activity.

The biggest obstacles to performance for a momentum, rotation strategy like the Fund employs are the issues mentioned above. An apparent market and economic topping process over this past year magnified by unprecedented central bank intervention has produced an environment that has been challenging for the Fund’s strategy and most investment approaches.

However, history clearly shows us that environments like this past year do not persist forever, and we believe that now is one of the best times ever to stay disciplined in using an adaptive or tactical allocation approach, such as the approach utilized in the Fund.

The Fund closed its fiscal year down -8.38%, -9.08%, and -8.18% for the A share, C share, and I share classes, respectively. This slightly underperforms the S&P 500 Total Return Index return of 1.78% during the same timeframe.

The Fund’s objective is to help meet the real needs of investors by harvesting the majority of gains from generally rising stock markets while placing an emphasis on preserving capital or even making positive returns during severe stock market declines. In order to achieve this objective and have the chance at providing superior risk-adjusted returns compared to the buy-and-hold approach over full market cycles requires doing something different. We believe that the Fund’s systematic, rules-based, asset rotation approach provides that “something different.”

As our investment approach is not based upon predictions or professional judgement, we do not offer an investment outlook for the future. However, at the time of the writing of this letter, the markets continue to be marked with a high level of indecision with the weight of evidence suggesting stock markets are in the early stages of a new bear market and a likely global recession ahead. We will continue to follow the disciplined process that has shown itself to be very effective historically. We remain confident that the unemotional, rules-based, asset rotation approach used by the Fund will help provide a good solution to the shareholders of the Fund as we move into the future.

Thank you for your continued support and confidence in our investment approach.

Sincerely,

Gordon L. Nelson, CPA, CFP®

Tyler Vanderbeek, CFP®

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2016 YTD period ended 03/31/16, fiscal year ended 03/31/16 and for the period since inception through 03/31/16 as compared to the Benchmark Index were as follows:

	2016 YTD Ended	Fiscal Year Ended	Since Inception
	03/31/2016	03/31/2016	(7/31/2014)
Class A	-1.86%	-8.38%	-4.24%
Class A with Sales Charge	-7.53%	-13.76%	-7.58%
Class C	-1.98%	-9.08%	-4.72%
Class I	-1.75%	-8.18%	-4.01%
Benchmark Index(1)	1.35%	1.78%	6.21%

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

4290-NLD-4/19/2016

March 31, 2016

AlphaCentric Bond Rotation Fund

Dear Shareholders,

We are pleased to provide our Annual Letter to Shareholders.

The portfolio strategy utilized by the AlphaCentric Bond Rotation Fund seeks to obtain superior risk-adjusted total return through various economic and interest rate environments. The strategy attempts to achieve its objective by investing in a systematically managed portfolio of global bond asset classes. The asset classes that may be held in the portfolio include those that invest in U.S. corporate bonds (including investment grade, high yield, floating rate, and convertible bonds), foreign bonds (including emerging markets sovereign debt and international treasuries), U.S. tax-free/municipal bonds (national intermediate, high yield, and Build America), U.S. Treasury securities of various maturities, and mortgage-backed securities.

Asset classes are ranked and the portfolio holdings are rebalanced monthly to hold a concentration within the asset classes from the above list that are highest in relative strength. The strategy’s allocation will generally be invested in 2-4 asset classes, and the Fund invests in ETFs representing the chosen asset classes.

The past year in the bond markets has been marked with bond prices moving predominantly in a trendless, sideways action with high volatility, constantly shifting between higher risk and lower risk bonds. The constant battle between 1) credit risks that have emerged and where interest rates are going and 2) what central banks will do, led to choppy bond pricing.

The biggest obstacles to performance for a momentum, rotation strategy like the Fund employs are the issues mentioned above. An apparent market and economic topping process over this past year magnified by unprecedented central bank intervention has produced an environment that has been challenging for the Fund’s strategy and most investment approaches.

However, history clearly shows us that environments like this past year do not persist forever, and we believe that now is one of the best times ever to stay disciplined in using an adaptive or tactical allocation approach, such as the approach utilized in the Fund.

The Fund closed its fiscal period (inception May 28, 2015 through March 31st, 2016) down -2.74, -3.25%, and -2.48% for the A share, C share, and I share classes, respectively. This underperforms the Barclays US Aggregate Bond Index category return of 2.74% during the same timeframe.

The Fund’s objective is to help meet the real needs of investors by harvesting gains from generally stable bond markets while placing an emphasis on preserving capital (or even making positive returns) during severe economic declines. In order to achieve this objective and have the chance at providing superior risk-adjusted returns compared to the buy-and-hold approach over full market cycles requires doing something different. We believe that our systematic, rules-based, bond rotation approach provides that “something different.”

As our investment approach is not based upon predictions or professional judgement, we do not offer an investment outlook for the future. However, at the time of the writing of this letter, the markets continue to be marked with a high level of indecision with the weight of evidence suggesting economic markets are in the early stages of a new bear market and a likely global recession ahead. We will continue to follow the disciplined process that has shown itself to be very effective historically. We remain confident that the unemotional, rules-based, bond rotation approach used by the Fund will help provide a good solution to the shareholders of the Fund as we move into the future.

Thank you for your continued support and confidence in our investment approach.

Sincerely,

Gordon L. Nelson, CPA, CFP®

Tyler Vanderbeek, CFP®

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2016 YTD period ended 03/31/16, fiscal year ended 03/31/16 and for the period since inception through 03/31/16 as compared to the Benchmark Index were as follows:

	2016 YTD Ended	Fiscal Year Ended	Since Inception
	03/31/2016	03/31/2016	(5/28/2015)
Class A	1.84%	N/A	-2.74%
Class A with Sales Charge	-2.99%	N/A	-7.37%
Class C	1.72%	N/A	-3.25%
Class I	1.99%	N/A	-2.48%
Benchmark Index(1)	3.03%	N/A	2.74%

(1)	The Barclays US Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

4289-NLD-4/19/2016

March 31, 2016

Dear AlphaCentric Income Opportunities Fund Investor:

March 31, 2016 marked the end of our inaugural fiscal period. Thank you for your support and for being an investor in the Fund.

The Fund kicked-off on May 28, 2015 and produced outstanding results during 2015. The since-inception return for the Fund stands at 11.0% for Class I shares, contrasted to 2.7% for the Barclays US Aggregate Bond Index.

Since the 2008 Crisis, Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS) have presented excellent opportunities for informed investors. Because the mortgage borrowers underlying the securities underwent such severe levels of stress from the housing market and broader economy, the collateral pools which remained post-Crisis were effectively filtered and purged of weaker borrowers. In addition, most of these securities have floating-rate coupons and thus receive higher payments when rates rise. The Fund seeks to assemble a portfolio which can best take advantage of these securities to produce an “all weather” strategy with low correlation to interest rates.

Also related to the Crisis, banks’ poor performance during that time led to much more restrictive lending requirements. Businesses with assets, receivables and the like which could be financed via typical bank relationships now have a much more difficult time finding backing. As a result, the Fund also seeks to structure well-enhanced, asset-based lending situations with high interest coupons in conjunction with these businesses needing access to capital. Such situations are capped at 15% of the Fund’s composition.

Non-Agency RMBS performed well during most of 2015, as shown by the Fund’s performance. However, the performance was impacted as oil fell to lower levels throughout the year and equities underwent larger swings. The Fed’s decision to hike 25 basis points added fuel to the fire because of its mixed message, as investors had trouble seeing the positive underpinnings which the Fed had apparently identified. All of this came to a head in Q1 2016, as oil, equities and corporate credit markets plummeted during the first month-and-half of the year. Reduced commodity demand and signs of slowdown from China both contributed to general worldwide malaise, and investors flew to the safe haven of US Treasuries. Against this backdrop, the 10 year UST, just two months removed from a rate increase, rallied from 2.27% to 1.66%, suggesting deeply-rooted fear associated with risk assets.

We do not believe that a recession is the next step for the economy, and similarly feel that projections of large equity corrections and significantly increased corporate and high yield defaults are overblown. Instead, we feel that there will be “more of the same,” in the sense that job growth and Average Hourly Earnings will continue their middling, sideways trajectory and the anemic level of the economy will persist. The Fed seems to have put itself on hold, finding itself already behind the eight ball with regard to the four rate hikes originally “planned” for this year, and instead must wait for more data points which support their hawkish stance.

Against this backdrop, we believe that the Fund’s holdings should not suffer from a fundamental perspective. The seasoned aspect of the mortgages suggests that borrowers, all of whom went through the Crisis and survived, now have even better LTV metrics and increased equity in their properties. The performance of the collateral pools and underlying payments should remain steady, which we believe will eventually translate to improved pricing metrics as risk asset performance remains stable. After initial startup and growth, the Fund has printed monthly dividends at an annualized 5% rate as a result of coupon income and discount amortization.

Thank you once again for your support and participation in the Fund, and best wishes for a prosperous 2016!

Sincerely,

Tom Miner, Principal & Portfolio Manager

Garrett Smith, Principal & Portfolio Manager

Brian Loo, Managing Director & Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2016 YTD period ended 03/31/16, fiscal year ended 03/31/16 and for the period since inception through 03/31/16 as compared to the Benchmark Index were as follows:

	2016 YTD Ended	Fiscal Year Ended	Since Inception
	03/31/2016	03/31/2016	(5/28/2015)
Class A	0.28%	N/A	10.82%
Class A with Sales Charge	-4.49%	N/A	5.54%
Class C	0.10%	N/A	10.19%
Class I	0.33%	N/A	11.00%
Benchmark Index(1)	3.03%	N/A	2.74%

(1)	The Barclays US Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Dividends are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

4292-NLD-4/20/2016

March 31st, 2016

AlphaCentric/IMFC Managed Futures Strategy Fund

Dear Shareholders:

We are pleased to present you with the AlphaCentric/IMFC Managed Futures Strategy Fund Annual Report for 2016.

The AlphaCentric/IMFC Managed Futures Strategy Fund returned -4.24% versus the BarclayHedge CTA Index benchmark return of -3.61% for the twelve months ending March 31, 2016.

The Sub-Adviser, Integrated Managed Futures Corp. (“IMFC”), has maintained a stance consistent with its historical approach. IMFC seeks to identify and participate in long-term, fundamentally driven price trends across a globally diversified portfolio of financial instruments on commodities, currencies, equity indices and fixed income instruments. IMFC designs and utilizes quantitative and systematic investment and risk management models to identify and invest in long-term price trends. These models include, but are not limited to, the following components:

■	Quantitative asset allocation process;

■	Investment models that measure valuation, yield and momentum;

■	Risk overlays and stress testing; and

■	Options hedging.

Led by the Crude complex, the year was initially characterized by a continuation of multi-year bearish trends in commodities and commodity currencies, and a general bullish trend in both the US Dollar (“USD”) and equities. However, the broad USD and equity bull market peaked around mid-2015, and began to consolidate or, in certain specific cases, enter into bear markets. Then, early in calendar year 2016, commodities and commodity currencies also began to consolidate earlier bearish trends. Throughout the year, bonds continued their bullish trend.

This market behavior led to initial gains for the year that were primarily driven by short positions in commodities and commodity currencies, and long positions in North American Bonds, USD and equities. However, as the year was, in the end, characterized by the onset of consolidations in many markets following multi-year trends, the fiscal year ended up with a small loss; trend-following strategies generally giving back remaining unrealized gains as markets shifted from trending periods to more sideways consolidations.

While the past few years were driven by broad short currency (against USD) and commodity exposures, the Fund is now starting to see a shift towards a slightly more diversified mix of long and short opportunities in these sectors. Extremely low prices are creating value opportunities in certain markets where the oversupply is not as pronounced as, for example, the Crude oil market. Examples of emerging, though tentative, longs include Platinum, Zinc, Soybeans and Sugar. Similarly, the USD has become expensive against both the Euro and the Yen, and at a time when the relatively more hawkish Fed monetary policy stance has likely been largely priced into the market. As a result, the Fund ended the year with a slight long in the Yen and flattish Euro position.

The overriding reason for the emergence of a slightly more diversified set of long and short exposures in commodities and currencies is that individual market fundamentals are becoming more relevant factors than broad sector factors. For example, as mentioned, the USD has now priced in Fed policy, and currencies are now less likely to be driven by monetary policy than by fundamentals such as trade balances, relative asset valuations and cyclical outlooks for growth and profitability. Similarly, now that the excess valuation has come off of commodity prices as a whole, individual supply/demand dynamics should be the primary determinant of commodity prices going forward.

In the case of the traditional equity and fixed income sectors, the Fund’s hedged net long exposure to equities was dramatically reduced in the second half, and remained muted throughout the remainder of the year. Fixed income exposure continue to be mixed, with long positions in the United States, Canada, the U.K and Australia, and short positions in Japan and Germany as rates there are near or below zero.

Looking forward, the global economy is still in a state of grinding, below-trend growth, with developed markets being the ballast and emerging economies the engine of future growth. Furthermore, this growth has been uneven and unsynchronized, as opposed to coordinated and mutually reinforcing amongst sectors of the economy and regions of the world. In addition, equity markets remain prone to sudden shocks from the combination of stretched valuations, even greater overall leverage today than in 2008, signs of a global cyclical slowdown and ongoing geopolitical risks.

Thus, now, as in 2015, the economy is at the inflection point where the benefits of almost a decade of easy money policies need to materialize in a meaningful uptick in growth on all fronts, or equity valuations will most likely adjust, with potential negative feedback loops to realized global growth and deflation rates. Given the relative stability of developed world consumption and North American employment today, the catalyst for any coordinated uptick in global growth will likely be linked to signs of bottoming in China and other emerging economies. Whereas Fed tightening was the big issue investors focused on in 2015, Chinese growth will likely be the biggest issue for investors to start 2016.

Against this broad backdrop, the outlook for traditional asset class returns from a buy-and-hold strategy would seem limited at best. Equity returns should mirror global growth rates if valuations remain static, while fixed income returns will likely equate to running yields. In the case of traditional assets, active trading strategies that take profits on rallies and buy dips should outperform buy-and-hold, as should strategies that focus on isolating the right countries, sectors or shifts in the yield curve.

Currency and commodity markets will continue to provide ample investment opportunities that are uncorrelated to traditional markets, though the opportunities should be more diversified going forward than just the broad long USD and “short all commodities” trades that the Fund capitalized on last year. Thus, a more active approach to getting on the right side of specific commodities and currencies will likely outperform just being long or short a USD or commodity index.

As a whole, while the overall economy may be just fine if China stabilizes and various engines of growth coalesce into broad global growth, passive investing in traditional assets could, for a second year in a row, prove disappointing given that a good chunk of expected future growth is already priced into the market. Strategies and managers that seek alternative assets and that can be agile and active in isolating opportunities hidden within broader benchmarks should continue to outperform in absolute terms and provide sound sources of diversification.

Thank you for being a shareholder of the AlphaCentric/IMFC Managed Futures Strategy Fund.

Sincerely,

AlphaCentric/IMFC Managed Futures Strategy Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2016 YTD period ended 03/31/16, fiscal period ended 03/31/16 and for the period since inception through 03/31/16 as compared to the Benchmark Index were as follows:

	2016 YTD	Fiscal Period Ended	Since Inception(3)	Since Inception(3)
	(03/31/2016)	(03/31/2016) (3)	(12/18/2015)	(03/10/2014)
Institutional	0.34	-4.24	9.02	9.02
Class A	0.25	n/a	0.17	n/a
Class C	-0.08	n/a	-0.08	n/a
BarclayHedge CTA Index(1)	1.26	n/a	0.32	3.35
Morningstar Category(2)	1.07	n/a	-0.56	4.96
Class A with Sales Charge	-5.53	n/a	-5.60	n/a

(1)	The BarclayHedge CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

(2)	The Morningstar Category assigned to this fund is the Managed Futures Category.

(3)	The Performance shown before December 18 2015 is for the Fund’s Predecessor Fund (Attain IMFC Macro LLC.) The IMFC Managed Futures Strategy Fund has been managed in the same style and by the same portfolio manager since the predecessor limited partnership’s inception on March 10, 2014. The Fund’s management practices, investment goals, policies, objectives, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividends are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

4305-NLD-4/25/2016

AlphaCentric Asset Rotation Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2016

The Fund’s performance figures* for the year ended March 31, 2016, compared to its benchmarks:

		Since Inception **** -
	One Year	March 31, 2016
Class A without load	(8.47)%	(4.24)%
Class A with 5.75% load	(13.76)%	(7.58)%
Class C	(9.26)%	(4.72)%
Class I	(8.18)%	(4.01)%
S&P 500 Total Return Index **	1.78%	6.21%
MSCI The World Index Growth Gross (USD) ***	(1.58)%	3.25%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Class A and Class C total returns are calculated starting with the traded NAV on March 31, 2015. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31,2016, to ensure that the net annual fund operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of other investment companies in which the Fund may invest, sales charges, 12b-1 fees, dividend expensese on securities sold short, or extraordinary expenses such as litigation) will not exceed 1.24% for the AlphaCentric Asset Rotation Fund Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would have been 2.21%, 2.96%, and 1.96% for the AlphaCentric Asset Rotation Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The MSCI The World Growth Index Growth Gross (USD) captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries.

****	The AlphaCentric Asset Rotation Fund commenced operations on July 31, 2014.

Comparison of the Change in value of a $10,000 investment

Top Holdings by Major Index Classification	% of Net Assets
Exchange Traded Funds - Debt Funds	96.0%
Other / Cash & Cash Equivalents	4.0%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

AlphaCentric Bond Rotation Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2016

The Fund’s performance figures* for the period ended March 31, 2016, compared to its benchmark:

Since Inception *** -
March 31, 2016
Class A without load	(2.74)%
Class A with 4.75% load	(7.37)%
Class C	(3.25)%
Class I	(2.48)%
Barclays Captial U.S. Aggregate Bond Index **	2.74%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2016, to ensure that the net annual fund operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, sales charges, dividend expenses on securities sold short, expenses of other investment companies in which the Fund may invest, 12b-1 fees, or extraordinary expenses such as litigation) will not exceed 1.24% for the AlphaCentric Bond Rotation Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would have been 2.00%, 2.75%, and 1.75% for the AlphaCentric Bond Rotation Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

***	The AlphaCentric Bond Rotation Fund commenced operations on May 28, 2015.

Comparison of the Change in value of a $10,000 investment

Top Holdings by Major Index Classification	% of Net Assets
Exchange Traded Funds - Debt Funds	100.1%
Other / Cash & Cash Equivalents	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

AlphaCentric Income Opportunities Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2016

The Fund’s performance figures* for the period ended March 31, 2016, compared to its benchmark:

Since Inception *** -
March 31, 2016
Class A without load	10.82%
Class A with 4.75% load	5.54%
Class C	10.19%
Class I	11.00%
Barclays Captial U.S. Aggregate Bond Index **	2.74%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2016, to ensure that the net annual fund operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, sales charges, dividend expenses on securities sold short, expenses of other investment companies in which the Fund may invest, 12b-1 fees, or extraordinary expenses such as litigation) will not exceed 1.49% for the AlphaCentric Income Opportunities Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would have been 2.15%, 2.90%, and 1.90% for the AlphaCentric Income Opportunities Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

***	The AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015.

Comparison of the Change in value of a $10,000 investment

Top Holdings by Major Index Classification	% of Net Assets
Asset Backed Securities	68.1%
Commercial Mortgage Backed Securities	26.8%
Private Placements	4.0%
Other / Cash & Cash Equivalents	1.1%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

AlphaCentric/IMFC Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2016

The Fund’s performance figures* for the period ended March 31, 2016, compared to its benchmarks:

	Since Inception ** -	Since Inception *** -
	March 31, 2016	March 31, 2016
Class A without load	0.17%	—
Class A with 5.75% load	(5.60)%	—
Class C	(0.08)%	—
Class I****	0.25%	9.02%
Barclays CTA Index*****	3.65%	(3.61)%
BofA Merrill Lynch 3-Month Treasury Bill Index******	0.10%	0.08%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2017, to ensure that the net annual fund operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, sales charges, dividend expenses on securities sold short, expenses of other investment companies in which the Fund may invest, 12b-1 fees, or extraordinary expenses such as litigation) will not exceed 1.99% for the AlphaCentric/IMFC Managed Futures Strategy Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would have been 2.44%, 3.19%, and 2.19% for the AlphaCentric/IMFC Managed Futures Strategy Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The AlphaCentric/IMFC Managed Futures Strategy Fund Class A and Class C commenced operations on December 18, 2015.

***	The AlphaCentric/IMFC Managed Futures Strategy Fund Class I, formerly a private investment Fund, commenced operations on March 10, 2014.

****	The Fund acquired all of the assets and liabilities of Attain IMFC Macro Fund LLC (the “Predecessor Fund”) in a tax-free reorganization on December 22, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund commenced operations on March 10, 2014 . Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

*****	The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. As of the date of this Prospectus, there are 535 programs included in the calculation of the Barclay CTA Index for 2015. The Index is equally weighted and rebalanced at the beginning of each year.

******	The BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Comparison of the Change in value of a $10,000 investment

AlphaCentric/IMFC Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

March 31, 2016

Top 10 Holdings by Industry	% of Net Assets
Options	0.6%
Other / Cash & Cash Equivalents	99.4%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

AlphaCentric Asset Rotation Fund
PORTFOLIO OF INVESTMENTS
March 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 96.0%
	DEBT FUNDS - 96.0%
112,015	iShares 1-3 Year Treasury Bond ETF	$9,524,636
180,200	iShares 20+ Year Treasury Bond ETF	23,535,922
	TOTAL EXCHANGE TRADED FUNDS (Cost $32,303,085)	33,060,558

	SHORT-TERM INVESTMENT - 4.7%
	MONEY MARKET FUND - 4.7%
1,625,237	Fidelity Institutional Money Market Funds- Money Market Portfolio to yield 0.15% * (Cost $1,625,237)	1,625,237

	TOTAL INVESTMENTS - 100.7% (Cost $33,928,322) (a)	$34,685,795
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%	(237,437)
	NET ASSETS - 100%	$34,448,358

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $33,928,322 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	757,473
Unrealized Depreciation:	—
Net Unrealized Appreciation:	757,473

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

See accompanying notes to financial statements.

AlphaCentric Bond Rotation Fund
PORTFOLIO OF INVESTMENTS
March 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 100.1%
	DEBT FUNDS - 100.1%
38,400	iShares 20+ Year Treasury Bond ETF	$5,015,424
165,295	PowerShares Build America Bond ETF	4,990,256
	TOTAL EXCHANGE TRADED FUNDS (Cost $9,838,346)	10,005,680

	SHORT-TERM INVESTMENT - 0.2%
	MONEY MARKET FUND - 0.2%
24,789	Fidelity Institutional Money Market Funds- Money Market Portfolio to yield 0.15% * (Cost $24,789)	24,789

	TOTAL INVESTMENTS - 100.3% (Cost $9,863,135) (a)	$10,030,469
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(31,523)
	NET ASSETS - 100%	$9,998,946

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,863,135 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	167,334
Unrealized Depreciation:	—
Net Unrealized Appreciation:	167,334

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
PORTFOLIO OF INVESTMENTS
March 31, 2016

Principal ($)		Value
	ASSET BACKED SECURITIES - 68.1%
3,409,496	ACE Securities Corp Home Equity Loan Trust Series 2005-HE2, 2.278% due 4/25/2035	$552,725
1,352,664	ACE Securities Corp Home Equity Loan Trust Series 2006-ASAP4,0.593% due 8/25/2036	1,080,055
96,523	AFC Home Equity Loan Trust, 1.133% due 12/22/2027	80,543
313,962	Ameriquest Asset-Backed Pass Through Certificates 2002-3, 3.658% due 8/25/2032	142,069
2,722,790	Ameriquest Asset-Backed Pass Through Certificates 2004-R8, 2.353% due 9/25/2034	1,102,368
1,791,133	Ameriquest Asset-Backed Pass Through Certificates 2004-1A1, 2.686% due 9/25/2034	957,970
2,244,801	Ameriquest Asset-Backed Pass-Through Certificates Series 2005-R2, 1.603% due 4/25/2035	1,078,505
455,880	Amresco Residential Securities Corp Mortgage Loan Trust 1998-2, 0.928% due 6/25/2028	424,024
238,654	Amresco Residential Securities Corp Mort Loan Trust 1999-1, 2.283% due 11/25/2029	189,913
4,218,184	Amur Finance VI LLC, 8.000% due 12/20/2024, 144A	4,133,820
1,190,837	Argent Securities, Inc., 4.692% due 3/25/2034, 144A	396,854
470,891	Bear Stearns Asset Backed Securities I Trust 2004-HE10, 2.986% due 12/25/2034	408,466
2,122,617	Centex Home Equity Loan Trust 2004-B, 2.758% due 3/25/2034	202,194
319,741	Countrywide Asset-Backed Certificates, 6.058% due 10/25/2032, 144A	191,738
4,245,000	EMC Mortgage Loan Trust, 2.683% due 1/25/2041, 144A	2,562,622
2,864,931	EquiFirst Mortgage Loan Trust 2004-2, 1.453% due 10/25/2034	2,466,455
1,267,780	Equity One Mortgage Pass-Through Trust 2003-4, 6.900% due 10/25/2034	522,778
1,027,494	Finance America Mortgage Loan Trust 2004-3, 2.083% due 11/25/2034	478,403
534,387	First Franklin Mortgage Loan Trust Series 2004-FFC, 4.183% due 6/25/2035, 144A	530,903
14,988,944	First Franklin Mortgage Loan Trust 2005-FF9, 0.973% due 10/25/2035	7,553,759
2,526,671	Fremont Home Loan Trust 2004-4, 1.858% due 3/25/2035	1,420,431
2,018,296	Fremont Home Loan Trust 2004-4, 1.933% due 3/25/2035	500,878
2,781,625	Fremont Home Loan Trust 2005-2, 1.408% due 6/25/2035	851,828
6,000,000	GSAMP Trust 2005-HE4, 1.063% due 7/25/2045	2,101,830
1,253,995	Home Equity Asset Trust 2003-4, 4.933% due 10/25/2033	606,716
92,837	Home Equity Asset Trust 2004-7, 1.983% due 1/25/2035	80,378
1,324,396	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-A, 6.537% due 11/25/2030	1,277,246
5,250,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-A, 2.383% due 3/25/2035	3,113,606
125,642	Irwin Home Equity Loan Trust 2002-1, 3.808% due 2/25/2029	122,284
2,993,888	Mastr Asset Backed Securities Trust 2003-OPT1, 6.283% due 12/25/2032	1,485,518
2,083,992	Meritage Mortgage Loan Trust 2005-2, 1.228% due 11/25/2035	1,353,854
1,561,455	Merrill Lynch Mortgage Investors Trust 2002-AFC1, 3.886% due 9/25/32	1,182,541
621,151	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 1.193% due 9/25/2034	533,888
1,276,505	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1.786% due 1/25/2035	800,986
327,338	New Century Home Equity Loan Trust Series 2003-5, 1.236% due 11/25/2033	244,677
572,512	New Century Home Equity Loan Trust 2003-5, 5.174% due 11/25/2033	549,357
215,874	New Century Home Equity Loan Trust 2004-2, 1.173% due 8/25/2034	195,535
549,353	NovaStar Mortgage Funding Trust Series 2003-2, 1.558% due 9/25/2033	515,514
4,311,000	NovaStar Mortgage Funding Trust Series 2005-2, 0.913% due 10/25/2035	3,403,084
1,200,000	NovaStar Mortgage Funding Trust Series 2005-2, 1.043% due 10/25/2035	681,705
76,988	Option One Mortgage Accep Corp Ast Back Certs Ser 2003-3, 2.833% due 6/25/2033	72,973
1,771,410	Ownit Mortgage Loan Trust Series 2005-1, 1.603% due 9/25/2035	1,357,844
667,371	Popular ABS Mortgage Pass-Through Trust 2004-5, 0.813% due 12/25/2034	578,012
1,133,413	Popular ABS Mortgage Pass-Through Trust 2004-5, 5.255% due 12/25/2034	1,078,171
1,044,318	Quest Trust, 2.533% due 6/25/2034, 144A	992,164
6,343,758	Quest Trust, 3.658% due 6/25/2034, 144A	4,659,871
2,000,000	Quest Trust, 3.958% due 9/25/2034, 144A	1,413,107
240,373	RAMP Series 2002-RS3 Trust, 1.411% due 6/25/2032	209,188
226,341	RAMP Series 2004-RS6 Trust, 5.728% due 6/25/2034	194,458
123,744	RAMP Series 2004-RS12 Trust, 3.061% due 12/25/2034	50,626
1,000,000	RAMP Series 2004-RS12 Trust, 5.186% due 12/25/2034	1,007,998

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2016

Principal ($)		Value
	ASSET BACKED SECURITIES (continued) - 68.1%
3,181,456	RAMP Series 2005-RZ2 Trust, 1.683% due 5/25/2035	$2,192,370
250,000	RAMP Series 2005-EFC3 Trust, 1.553% due 8/25/2035	147,233
1,563,310	RAMP Series 2006-RS1 Trust, 0.843% due 1/25/2036	404,431
367,266	RASC Series 2002-KS2 Trust, 6.656% due 4/25/2032	238,651
335,618	RASC Series 2003-KS5 Trust, 1.013% due 7/25/2033	294,489
435,304	RASC Series 2003-KS10 Trust, 5.570% due 12/25/2033	380,268
88,986	RASC Series 2003-KS11 Trust, 1.321% due 1/25/2034	78,331
1,410,465	RASC Series 2004-KS3 Trust, 2.011% due 4/25/2034	1,007,146
623,871	RASC Series 2004-KS6 Trust, 2.206% due 7/25/2034	335,206
941,325	RASC Series 2006-KS2 Trust, 0.803% due 3/25/2036	849,201
688,189	SASCO Mortgage Loan Trust 2003-GEL1, 4.933% due 10/25/2033	575,930
404,289	Saxon Asset Securities Trust 2003-3, 3.361% due 12/25/2033	330,087
11,594,000	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 1.103% due 10/25/2035	1,163,585
1,570,000	Specialty Underwriting & Residential Finance Trust Series 2005-AB1, 1.108% due 3/25/2036	1,406,726
476,709	Structured Asset Securities Corp 2005-WF1, 2.338% due 2/25/2035	386,333
2,953,517	Terwin Mortgage Trust Series TMTS 2005-6HE, 1.633% due 4/25/2036	1,830,174
	TOTAL ASSET BACKED SECURITIES (Cost $69,534,626)	69,312,593

	COMMERCIAL MORTGAGE BACKED SECURITIES - 26.8%
79,089	Adjustable Rate Mortgage Trust 2005-3, 0.753% due 7/25/2035	75,669
40,291	Adjustable Rate Mortgage Trust 2005-10, 0.933% due 1/25/2036	34,393
1,301,608	Banc of America Funding 2004-C Trust, 1.332% due 12/20/2034	1,204,391
571,893	Bear Stearns ARM Trust 2002-12, 2.829% due 1/25/2033	531,527
54,125	Bear Stearns ARM Trust 2003-8, 2.777% due 1/25/2034	49,008
4,089,260	Bear Stearns ALT-A Trust 2004-1, 2.721% due 2/25/2034	3,180,561
128,120	Bear Stearns ALT-A Trust 2004-3, 1.288% due 4/25/2034	118,921
1,458,612	Bear Stearns ARM Trust 2004-7, 2.998% due 10/25/2034	1,323,631
3,685	CHL Mortgage Pass-Through Trust 2003-HYB2, 2.661% due 7/19/2033	3,548
384,197	Citigroup Mortgage Loan Trust 2007-10 5.490% due 9/25/2037	325,869
1,759,196	Credit Suisse First Boston Mortgage Securities Corp., 2.744% due 10/25/2033	1,397,307
1,514,150	GSR Mortgage Loan Trust 2005-AR3, 1.183% due 5/25/2035	1,226,661
49,536	GSR Mortgage Loan Trust 2005-7F, 0.933% due 9/25/2035	45,393
1,289,743	HarborView Mortgage Loan Trust 2004-3, 2.823% due 5/19/2034	1,081,687
1,241,557	HarborView Mortgage Loan Trust 2004-4, 0.992% due 6/19/2034	1,064,646
241,666	Impac CMB Trust Series 2005-8, 2.683% due 2/25/2036	228,792
127,530	IndyMac INDX Mortgage Loan Trust 2004-AR6, 2.881% due 10/25/2034	113,758
678,420	IndyMac INDX Mortgage Loan Trust 2004-AR9, 1.276% due 11/25/2034	626,944
2,360,181	MASTR Adjustable Rate Mortgages Trust 2004-5, 2.598% due 7/25/2034	1,913,568
888,660	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-Am 1.438% due 3/25/2030	692,165
30,994	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A1, 2.786% due 12/25/2032	30,486
406,936	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2, 2.381% due 2/25/2033	389,191
367,394	Morgan Stanley Mortgage Loan Trust 2004-7AR, 2.702% due 9/25/2034	333,628
164,901	Morgan Stanley Mortgage Loan Trust 2004-4, 6.259% due 9/25/2034	176,238
35,643	New York Mortgage Trust 2005-2, 0.763% due 8/25/2035	32,531
23,238	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1, 7.000% due 4/25/2033	23,724
42,354	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1, 5.500% due 5/25/2033	42,976
19,583	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1, 6.000% due 5/25/2033	19,882
249,936	Sequoia Mortgage Trust 2003-3 1.092% due 7/20/2033	232,947
3,868,218	Sequoia Mortgage Trust 2004-10, 1.182% due 11/20/2034	2,720,873
379,817	Structured Asset Mortgage Investments II Trust 2004-AR5, 2.402% due 10/19/2034	370,526
1,029,195	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust, 2.521% due 9/25/2033	989,251

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2016

Principal ($)		Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued) - 26.8%
3,758,091	WaMu Mortgage Pass-Through Certificates Series 2003-AR10 Trust, 2.539% 10/25/2033	$2,969,003
560,117	WaMu Mortgage Pass-Through Certificates Series 2004-AR13 Trust, 1.413% due 11/25/2034	485,051
2,507,820	WaMu Mortgage Pass-Through Certificates Series 2005-AR4 Trust, 2.540% due 4/25/2035	1,452,683
437,704	WaMu Mortgage Pass-Through Certificates Series 2002-AR17 Trust, 1.905% due 11/25/2042	395,735
47,257	Wells Fargo Mortgage Backed Securities 2005-AR9 Trust, 2.804% due 6/25/2034	46,069
741,531	Wells Fargo Mortgage Backed Securities 2005-BB Trust, 2.847% due 1/25/2035	676,250
172,884	Wells Fargo Mortgage Backed Securities 2005-4 Trust, 1.033% due 4/25/2035	166,607
614,048	Wells Fargo Mortgage Backed Securities 2005-AR12 Trust, 2.841% due 6/25/2035	515,268
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $27,111,977)	27,307,358

	PRIVATE PLACEMENTS - 4.0%
1,900,000	AMUR Finance Company, Inc. 18.000% due 7/31/2018 ** +	1,900,038
2,231,000	AMUR Finance II, LLC 12.000% due 8/31/2020 ** +	2,231,045
	TOTAL PRIVATE PLACEMENTS (Cost $4,131,000)	4,131,083

Shares
	SHORT-TERM INVESTMENT- 0.6%
	MONEY MARKET FUND - 0.6%
586,529	Federated US Treasury Cash Reserves, 0.00%* (Cost $586,529)	586,529

	TOTAL INVESTMENTS - 99.5% (Cost $101,364,132) (a)	$101,337,563
	OTHER ASSETS LESS LIABILITIES - 0.5%	508,177
	NET ASSETS - 100.0%	$101,845,740

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $101,364,132 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$964,616
Unrealized Depreciation:	(991,185)
Net Unrealized Depreciation:	$(26,569)

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

**	Illiquid security. Total illiquid securities represents 4.0% of net assets as of March 31, 2016.

+	Fair Valued by the Advisor.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At March 31, 2016, 144A securities amounted to $14,881,079 or 14.61% of net assets.

See accompanying notes to financial statements.

AlphaCentric/IMFC Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2016

No. of
Contracts		Value
	PURCHASED CALL OPTIONS - 0.1%
8	Crude Oil Future +	$80
	Expiration May 2016, Excise Price $48.00
6	Gold +	2,580
	Expiration May 2016, Excise Price $1,300.00
7	Gold +	1,050
	Expiration May 2016, Excise Price $1,350.00
3	S&P 500 Emini	270
	Expiration April 2016, Excise Price $2,100.00
	TOTAL PURCHASED CALL OPTIONS (Cost $36,440)	3,980

	PURCHASED PUT OPTIONS - 0.5%
14	3 MO Sterling (Short Sterling)	—
	Expiration June 2016, Excise Price $99.00
16	Canadian Dollar Future	800
	Expiration June 2016, Excise Price $70.00
5	Crude Oil Future +	3,150
	Expiration June 2016, Excise Price $34.00
6	Gold +	780
	Expiration May 2016, Excise Price $1,150.00
10	LME Copper Future +	6,003
	Expiration May 2016, Excise Price $4,400.00
31	S&P Mini Futures	620
	Expiration April 2016, Excise Price $1,800.00
6	S&P Mini Futures	5,400
	Expiration June 2016, Excise Price $1,900.00
	TOTAL PURCHASED PUT OPTIONS (Cost $35,236)	16,753

Shares
	SHORT-TERM INVESTMENTS - 91.9%
	MONEY MARKET FUNDS * - 91.9%
1,846,611	Fidelity Institutional Money Market Funds-	1,846,611
	Money Market Portfolio to yield 0.15% +
100,050	TCG Cash Reserve Government Money Market Fund to yield 0.39%	100,050
100,049	TCG Daily Liquidity Government Money Market Fund to yield 0.39%	100,049
100,049	TCG Liquid Assets Government Money Market Fund to yield 0.39%	100,049
100,049	TCG Liquidity Plus Government Money Market Fund to yield 0.39%	100,049
100,049	TCG US Government Advantage Money Market Fund to yield 0.39%	100,049
100,049	TCG US Government Max Money Market Fund to yield 0.39%	100,049
100,049	TCG US Government Premier Money Market Fund to yield 0.39%	100,049
100,050	TCG US Government Primary Liquidity Money Market Fund to yield 0.39%	100,050
100,050	TCG US Government Select Money Market Fund to yield 0.39%	100,050
100,049	TCG US Government Ultra Money Market Fund to yield 0.39%	100,049
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,847,104)	2,847,104

	TOTAL INVESTMENTS - 92.5% (Cost $2,918,780) (a)	$2,867,837
	OTHER ASSETS LESS LIABILITIES - 7.5%	231,140
	NET ASSETS - 100%	$3,098,977

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $2,868,163 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	90,852
Unrealized Depreciation:	(91,178)
Net Unrealized Depreciation:	(326)

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

+	All or a portion of this investment is a holding of the ACIMFSMFSF Fund Limited.

See accompanying notes to financial statements.

AlphaCentric/IMFC Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2016

				Unrealized
Open Long			Underlying Face	Appreciation/
Futures Contracts	Description	Expiration	Amount at Value	(Depreciaiton)
1	10 YR AUD Government Bond	Jun-16	$763,944	$588
3	3 MO Sterling (Short Sterling)	Jun-16	535,744	9
9	90Day Euro$ Future	Jun-16	2,234,475	787
1	Australian Dollar Future	Jun-16	76,500	1,190
1	Bank Accept	Jun-16	191,338	(48)
1	Brazilian Real Future	May-16	27,620	280
4	Bursa Crude Palm Oil +	Jun-16	69,881	282
1	Canadian Dollar Future	Jun-16	77,070	1,805
5	Canadian 10 Year Bond	Jun-16	544,750	(2,911)
2	Euro/GBP	Jun-16	285,250	4,653
1	Japanese Yen Future	Jun-16	111,300	(800)
1	Live Cattle +	Jun-16	49,610	(2,535)
3	Long Gilt Future	Jun-16	522,652	1,437
1	Nasdaq 100 E-Mini	Jun-16	89,525	1,675
1	Platinum Future +	Jul-16	48,875	975
2	S&P E-Mini Future	Jun-16	205,150	3,533
1	S&P/TSX 60 IX Future	Jun-16	121,554	108
1	Soybean Future +	May-16	45,538	50
5	Soybean Oil Future +	May-16	102,660	3,948
1	SPI 200	Jun-16	97,369	(2,479)
4	TOCOM Rubber +	Aug-16	31,120	271
5	US 10 Year Future	Jun-16	651,955	(1,172)
7	US 5YR Note (CBT)	Jun-16	848,148	1,993
2	US Long Bond Future	Jun-16	328,876	(4,188)
14	White Sugar +	May-16	311,290	8,300
7	World Sugar #11 +	May-16	120,344	(482)
	Net Unrealized Appreciation from Open Long Futures Contracts			$17,269

+	All or a portion of this investment is a holding of the ACIMFSMFSF Fund Limited.

See accompanying notes to financial statements.

AlphaCentric/IMFC Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2016

				Unrealized
Open Short			Underlying Face	Appreciation/
Futures Contracts	Description	Expiration	Amount at Value	(Depreciation)
7	10 YR Mini JBG	Jun-16	$942,900	$(1,379)
9	3 Mo Euro (Euribor)	Jun-16	2,569,613	(185)
2	British Pound Future	Jun-16	179,663	(2,157)
2	Canola +	May-16	14,710	(675)
2	Cocoa +	May-16	59,000	280
1	Corn Future +	May-16	17,575	412
1	Cotton +	May-16	29,220	(530)
1	EUR/JPY Futures	Jun-16	142,500	(4,714)
11	Euro BOBL Future	Jun-16	1,642,839	(1,151)
1	Euro-Bund Future	Jun-16	186,054	(2,153)
5	LME Aluminum +	May-16	189,063	(2,337)
1	LME Nickel +	May-16	50,817	(177)
1	Natural Gas Future +	May-16	19,590	(360)
2	Robusta Coffee Future (10) +	May-16	30,020	(2,490)
2	Wheat Future +	May-16	47,350	(1,087)
	Net Unrealized Depreciation from Open Short Futures Contracts			$(18,703)

	Net Unrealized Depreciation from Open Futures Contracts			$(1,434)

+	All or a portion of this investment is a holding of the ACIMFSMFSF Fund Limited.

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2016

				AlphaCentric/
			AlphaCentric	IMFC Managed
	AlphaCentric	AlphaCentric	Income	Futures Strategy
	Asset Rotation	Bond Rotation	Opportunities	Fund
	Fund	Fund	Fund	(Consolidated)
ASSETS
Investment securities:
At cost	$33,928,322	$9,863,135	$101,364,132	$2,918,780
At value	$34,685,795	$10,030,469	$101,337,563	$2,867,837
Cash Deposits with Brokers for futures and options	—	—	—	249,407
Receivable for Fund shares sold	13,439	500	426,186	—
Dividends and interest receivable	78	15	161,883	572
Due from Manager	—	—	—	16,489
Prepaid expenses and other assets	33,565	5,028	35,904	4,649
TOTAL ASSETS	34,732,877	10,036,012	101,961,536	3,138,954

LIABILITIES
Payable for Fund shares repurchased	163,785	—	16,043	2,764
Management fees payable	15,544	356	53,737	—
Distribution (12b-1) fees payable	41,009	13,341	19,386	11
Fees payable to other related parties	9,069	3,649	14,255	466
Accrued Trustees fees and expenses	825	711	332	2,148
Accrued expenses and other liabilities	54,287	19,009	12,043	33,154
Net unrealized depreciation from open futures contracts	—	—	—	1,434
TOTAL LIABILITIES	284,519	37,066	115,796	39,977
NET ASSETS	$34,448,358	$9,998,946	$101,845,740	$3,098,977

Composition of Net Assets:
Paid in capital	$41,931,125	$10,392,071	$102,093,474	$3,054,967
Accumulated undistributed net investment income (loss)	629,539	—	—	(26,845)
Accumulated net realized gain (loss) from security transactions, option contracts, and foreign currency translations	(8,869,779)	(560,459)	(221,165)	85,226
Net unrealized appreciation (depreciation) on investments, option contracts, and foreign currency translations	757,473	167,334	(26,569)	(14,371)
NET ASSETS	$34,448,358	$9,998,946	$101,845,740	$3,098,977

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2016

							AlphaCentric/
					AlphaCentric		IMFC Managed
	AlphaCentric		AlphaCentric		Income		Futures Strategy
	Asset Rotation		Bond Rotation		Opportunities		Fund
	Fund		Fund		Fund		(Consolidated)
Net Asset Value Per Share:
Class A Shares:
Net Assets	$18,612,707		$9,868,919		$27,654,465		$25,152
Shares of beneficial interest outstanding (a)	2,077,197		1,030,130		2,580,811		2,103
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.96		$9.58		$10.72		$11.96
Maximum offering price per share	$9.51	(b)	$10.06	(c)	$11.25	(c)	$12.69	(b)

Class C Shares:
Net Assets	$2,278,651		$71,198		$1,118,098		$999
Shares of beneficial interest outstanding (a)	256,330		7,448		104,417		84
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$8.89		$9.56		$10.71		$11.93	(d)

Class I Shares:
Net Assets	$13,557,000		$58,829		$73,073,177		$3,072,826
Shares of beneficial interest outstanding (a)	1,508,241		6,136		6,814,341		256,769
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$8.99		$9.59		$10.72		$11.97

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The NAV may not calculate due to rounding.

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS
For the Year or Period Ended March 31, 2016

				AlphaCentric/
			AlphaCentric	IMFC Managed
	AlphaCentric	AlphaCentric	Income	Futures Strategy
	Asset Rotation	Bond Rotation	Opportunities	Fund **
	Fund	Fund *	Fund *	(Consolidated)
INVESTMENT INCOME
Dividends	$1,373,201	$271,157	$—	$—
Interest	6,073	289	2,246,181	2,349
TOTAL INVESTMENT INCOME	1,379,274	271,446	2,246,181	2,349

EXPENSES
Management fees	643,861	103,466	543,736	14,566
Distribution (12b-1) fees:
Class A	83,622	20,482	28,896	8
Class C	24,554	366	4,020	3
Administrative fees	86,507	11,619	34,890	2,288
Non 12b-1 shareholder servicing fees	66,018	6,129	10,039	—
MFund service fees	56,523	13,641	40,455	2,216
Registration fees	21,274	7,828	6,831	1,225
Printing and postage expenses	19,708	7,839	13,275	7,300
Audit fees	16,000	13,500	15,997	16,160
Custodian fees	14,137	2,844	15,430	1,552
Compliance officer fees	12,602	9,075	11,783	4,172
Trustees fees and expenses	6,639	6,161	6,781	3,942
Legal fees	5,024	9,409	18,482	16,820
Insurance expense	2,006	1,001	1,001	1,010
Other expenses	11,027	4,701	5,093	3,199
TOTAL EXPENSES	1,069,502	218,061	756,709	74,461

Less: Fees waived\expenses reimbursed by the Manager	(319,916)	(96,055)	(189,836)	(57,886)
NET EXPENSES	749,586	122,006	566,873	16,575

NET INVESTMENT INCOME (LOSS)	629,688	149,440	1,679,308	(14,226)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	(8,443,235)	(560,459)	2,143	—
Futures Contracts	—	—	—	(23,474)
Options & Futures Option Contracts Purchased	—	—	—	86,403
	(8,443,235)	(560,459)	2,143	62,929
Net change in unrealized appreciation (depreciation) on:
Investments	2,335,910	167,334	(26,569)	—
Futures Contracts	—	—	—	(1,434)
Translation of assets and liabilities in foreign currencies	—	—	—	2,385
Options & Futures Option Contracts Purchased	—	—	—	(50,943)
	2,335,910	167,334	(26,569)	(49,992)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(6,107,325)	(393,125)	(24,426)	12,937

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,477,637)	$(243,685)	$1,654,882	$(1,289)

*	AlphaCentric Bond Rotation Fund and AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015.

**	AlphaCentric/IMFC Managed Futures Strategy Fund commenced operations as a series of Mutual Fund Series Trust on December 18, 2015.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2016	March 31, 2015
FROM OPERATIONS
Net investment income	$629,688	$132,926
Net realized gain (loss) from investments	(8,443,235)	1,129,111
Net change in unrealized appreciation (depreciation) on investments	2,335,910	(1,578,437)
Net decrease in net assets resulting from operations	(5,477,637)	(316,400)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(962,966)	—
Class C	(81,509)	—
Class I	(431,895)	—
From net investment income:
Class A	—	(140,910)
Class C	—	(3,518)
Class I	—	(67,932)
Total distributions to shareholders	(1,476,370)	(212,360)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	10,969,850	48,460,288
Class C	1,296,968	1,981,422
Class I	10,281,737	24,653,273
Net asset value of shares issued in reinvestment of distributions:
Class A	955,838	140,548
Class C	81,274	1,722
Class I	427,857	67,105
Payments for shares repurchased:
Class A	(31,876,520)	(5,024,417)
Class C	(692,056)	(39,380)
Class I	(16,167,420)	(3,586,964)
Net increase (decrease) in net assets from shares of beneficial interest	(24,722,472)	66,653,597

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,676,479)	66,124,837

NET ASSETS
Beginning of Period	66,124,837	—
End of Period *	$34,448,358	$66,124,837
*Includes accumulated undistributed net investment income of:	$629,539	$—

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	March 31, 2016	March 31, 2015
SHARE ACTIVITY
Class A:
Shares Sold	1,106,865	4,769,718
Shares Reinvested	104,577	13,347
Shares Repurchased	(3,421,680)	(495,630)
Net increase (decrease) in shares of beneficial interest outstanding	(2,210,238)	4,287,435

Class C:
Shares Sold	130,797	194,247
Shares Reinvested	8,941	163
Shares Repurchased	(74,008)	(3,810)
Net increase in shares of beneficial interest outstanding	65,730	190,600

Class I:
Shares Sold	1,087,655	2,410,891
Shares Reinvested	46,658	6,373
Shares Repurchased	(1,685,824)	(357,512)
Net increase (decrease) in shares of beneficial interest outstanding	(551,511)	2,059,752

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF CHANGES IN NET ASSETS

	AlphaCentric	AlphaCentric
	Bond Rotation Fund **	Income Opportunities Fund **
	Period Ended	Period Ended
	March 31, 2016	March 31, 2016
FROM OPERATIONS
Net investment income	$149,440	$1,679,308
Net realized gain (loss) from investments	(560,459)	2,143
Net change in unrealized appreciation (depreciation) on investments	167,334	(26,569)
Net increase (decrease) in net assets resulting from operations	(243,685)	1,654,882

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(148,655)	(575,933)
Class C	(634)	(17,151)
Class I	(974)	(1,309,532)
From return of capital:
Class A	—	(11,043)
Class C	—	(450)
Class I	—	(29,156)
Total distributions to shareholders	(150,263)	(1,943,265)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	12,115,768	31,448,706
Class C	70,878	1,130,096
Class I	60,970	77,768,066
Net asset value of shares issued in reinvestment of distributions:
Class A	148,651	557,563
Class C	623	12,659
Class I	196	891,432
Payments for shares repurchased:
Class A	(2,004,192)	(4,266,891)
Class C	—	(21,468)
Class I	—	(5,386,040)
Net increase in net assets from shares of beneficial interest	10,392,894	102,134,123

TOTAL INCREASE IN NET ASSETS	9,998,946	101,845,740

NET ASSETS
Beginning of Period	—	—
End of Period *	$9,998,946	$101,845,740
*Includes accumulated undistributed net investment income (loss) of:	$—	$—

**	AlphaCentric Bond Rotation Fund and AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	AlphaCentric	AlphaCentric
	Bond Rotation Fund **	Income Opportunities Fund **
	Period Ended	Period Ended
	March 31, 2016	March 31, 2016
SHARE ACTIVITY
Class A:
Shares Sold	1,223,740	2,924,772
Shares Reinvested	15,627	51,961
Shares Repurchased	(209,237)	(395,922)
Net increase in shares of beneficial interest outstanding	1,030,130	2,580,811

Class C:
Shares Sold	7,384	105,250
Shares Reinvested	64	1,180
Shares Repurchased	—	(2,013)
Net increase in shares of beneficial interest outstanding	7,448	104,417

Class I:
Shares Sold	6,116	7,236,355
Shares Reinvested	20	83,090
Shares Repurchased	—	(505,104)
Net increase in shares of beneficial interest outstanding	6,136	6,814,341

**	AlphaCentric Bond Rotation Fund and AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015

See accompanying notes to financial statements.

AlphaCentric/IMFC Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31, 2016 **
FROM OPERATIONS
Net investment loss	$(14,226)
Net realized gain from investments, options contracts, futures contracts and foreign currency translations	62,929
Net change in unrealized depreciation on investments, options contracts, futures contracts and foreign currency translations	(49,992)
Net decrease in net assets resulting from operations	(1,289)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	26,000
Class C	1,000
Class I	3,076,030 (a)
Payments for shares repurchased:
Class I	(2,764)
Net increase in net assets from shares of beneficial interest	3,100,266

TOTAL INCREASE IN NET ASSETS	3,098,977

NET ASSETS
Beginning of Period	—
End of Period *	$3,098,977
* Includes accumulated undistributed net investment loss of:	$(26,845)

**	AlphaCentric/IMFC Managed Futures Strategy Fund commenced operations as a series of Mutual Fund Series Trust on December 18, 2015.

(a)	As part of the Fund conversion on December 18, 2015, the AlphaCentric/IMFC Managed Futures Strategy Fund received an in-kind contribution from Attain IMFC Macro Fund, LLC, which consisted of $2,803,136 of cash. As a result of the in-kind contribution, the AlphaCentric/IMFC Managed Futures Strategy Fund issued 234,769 I Shares at a $11.94/share net asset value

See accompanying notes to financial statements.

AlphaCentric/IMFC Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Period Ended
	March 31, 2016 *
SHARE ACTIVITY
Class A:
Shares Sold	2,103
Net increase in shares of beneficial interest outstanding	2,103

Class C:
Shares Sold	84
Net increase in shares of beneficial interest outstanding	84

Class I: **
Shares Sold	257,000	(a)
Shares Repurchased	(231)
Net increase in shares of beneficial interest outstanding	256,769

*	AlphaCentric/IMFC Managed Futures Strategy Fund commenced operations as a series of Mutual Fund Series Trust on December 18, 2015.

**	AlphaCentric/IMFC Managed Futures Strategy Fund Class I commenced operations on March 10, 2014 in the Predecessor Fund.

(a)	As part of the Fund conversion on December 18, 2015, the AlphaCentric/IMFC Managed Futures Strategy Fund received an in-kind contribution from Attain IMFC Macro Fund, LLC, which consisted of $2,803,136 of cash. As a result of the in-kind contribution, the AlphaCentric/IMFC Managed Futures Strategy Fund issued 234,769 I Shares at a $11.94/share net asset value

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended
	March 31,	March 31,
Class A	2016	2015 (1)
Net asset value, beginning of period	$10.11	$10.00

Activity from investment operations:
Net investment income (2)	0.12	0.03
Net realized and unrealized gain (loss) on investments	(0.96)	0.13 (9)
Total from investment operations	(0.84)	0.16

Less distributions from:
Net investment income	—	(0.05)
Net realized gains	(0.31)	—
Total distributions	(0.31)	(0.05)

Net asset value, end of period	$8.96	$10.11

Total return (3)(6)	(8.38)%	1.55%

Net assets, at end of period (000s)	$18,613	$43,358

Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.11%	1.98%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)(8)	1.22%	0.43%
Portfolio Turnover Rate (6)	593%	238%

(1)	The AlphaCentric Asset Rotation Fund Class A, C and I shares commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	Annualized.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended
	March 31,	March 31,
Class C	2016	2015 (1)
Net asset value, beginning of period	$10.11	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	(0.94)	0.18 (9)
Total from investment operations	(0.91)	0.15

Less distributions from:
Net investment income	—	(0.04)
Net realized gains	(0.31)	—
Total distributions	(0.31)	(0.04)

Net asset value, end of period	$8.89	$10.11

Total return (3)(6)	(9.08)%	1.47%

Net assets, at end of period (000s)	$2,279	$1,926

Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.86%	2.73%
Ratio of net expenses to average net assets after expense reimbursement or recapture(5)(7)	2.24%	2.24%
Ratio of net investment income (loss) to average net assets (5)(7)(8)	0.36%	(0.44)%
Portfolio Turnover Rate (6)	593%	238%

(1)	The AlphaCentric Asset Rotation Fund Class A, C and I shares commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	Annualized.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended
	March 31,	March 31,
Class I	2016	2015 (1)
Net asset value, beginning of period	$10.12	$10.00

Activity from investment operations:
Net investment income (2)	0.13	0.05
Net realized and unrealized gain (loss) on investments	(0.95)	0.12 (9)
Total from investment operations	(0.82)	0.17

Less distributions from:
Net investment income	—	(0.05)
Net realized gains	(0.31)	—
Total distributions	(0.31)	(0.05)

Net asset value, end of period	$8.99	$10.12

Total return (3)(6)	(8.18)%	1.72%

Net assets, at end of period (000s)	$13,557	$20,840

Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	1.86%	1.73%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.24%	1.24%
Ratio of net investment income to average net assets (5)(7)(8)	1.37%	0.85%
Portfolio Turnover Rate (6)	593%	238%

(1)	The AlphaCentric Asset Rotation Fund Class A, C and I shares commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	Annualized.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

See accompanying notes to financial statements.

AlphaCentric Bond Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31,	March 31,	March 31,
	2016 (1)	2016 (1)	2016 (1)

Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.15	0.09	0.18
Net realized and unrealized loss on investments	(0.43)	(0.42)	(0.43)
Total from investment operations	(0.28)	(0.33)	(0.25)

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.16)
Total distributions	(0.14)	(0.11)	(0.16)

Net asset value, end of period	$9.58	$9.56	$9.59

Total return (3)(6)	(2.74)%	(3.25)%	(2.48)%

Net assets, at end of period (000s)	$9,869	$71	$59

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(7)	2.64%	3.39%	4.39%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(7)	1.49%	2.24%	1.24%
Ratio of net investment income (loss) to average net assets (5)(7)(8)	1.82%	1.18%	2.29%
Portfolio Turnover Rate (6)	476%	476%	476%

(1)	The AlphaCentric Bond Rotation Fund Class A, C and I shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	Annualized.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31,	March 31,	March 31,
	2016 (1)	2016 (1)	2016 (1)

Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment income (2)	0.39	0.34	0.43
Net realized and unrealized gain on investments (8)	0.69	0.68	0.67
Total from investment operations	1.08	1.02	1.10

Less distributions from:
Net investment income	(0.35)	(0.30)	(0.37)
Return of capital	(0.01)	(0.01)	(0.01)
Total distributions	(0.36)	(0.31)	(0.38)

Net asset value, end of period	$10.72	$10.71	$10.72

Total return (3)(6)	10.82%	10.19%	11.00%

Net assets, at end of period (000s)	$27,654	$1,118	$73,073

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.26%	3.01%	2.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.74%	2.49%	1.49%
Ratio of net investment income to average net assets (5)(7)	4.35%	3.78%	4.85%
Portfolio Turnover Rate (6)	6%	6%	6%

(1)	The AlphaCentric Income Opportunities Fund Class A, C and I shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	Annualized.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes to financial statements.

AlphaCentric/IMFC Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31,	March 31,	March 31,
	2016 (1)	2016 (1)	2016 (1)

Net asset value, beginning of period	$11.94	$11.94	$11.94

Activity from investment operations:
Net investment loss (2)	(0.07)	(0.09)	(0.06)
Net realized and unrealized gain on investments (7)	0.09	0.08	0.09
Total from investment operations	0.02	(0.01)	0.03

Net asset value, end of period	$11.96	$11.93	$11.97

Total return (3)(6)	0.17%	(0.08)%	0.25%

Net assets, at end of period (000s)	$25	$1	$3,073

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	9.19%	9.94%	8.94%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.24%	2.99%	1.99%
Ratio of net investment income (loss) to average net assets (5)	(1.91)%	(2.69)%	(1.71)%
Portfolio Turnover Rate (6)(8)	0%	0%	0%

(1)	The AlphaCentric/IMFC Managed Futures Strategy Fund’s Class A, Class C and Class I shares commenced operations on December 18, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	Annualized.

(6)	Not annualized.

(7)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(8)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See accompanying notes to financial statements.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2016

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end investment management company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty three series. These financial statements include the following series: AlphaCentric Asset Rotation Fund, AlphaCentric Bond Rotation Fund, AlphaCentric Income Opportunities Fund, and AlphaCentric/IMFC Managed Futures Strategy Fund (each a “Fund” or collectively the “Funds”). The Funds are registered as non-diversified series of the Trust. The Funds’ investment manager is AlphaCentric Advisors, LLC (the “Manager” or “AlphaCentric”).

AlphaCentric Asset Rotation Fund (AARF), commenced operations on July 31, 2014. The Fund’s investment objective is to achieve long-term capital appreciation with lower overall risk than the equity market. The Fund’s sub-advisor is Keystone Wealth Advisors, LLC.

AlphaCentric Bond Rotation Fund (ABRF), commenced operations on May 28, 2015. The Fund’s investment objective is to achieve long-term capital appreciation and total return through various economic or interest rate environments. The Fund’s sub-advisor is Keystone Wealth Advisors, LLC.

AlphaCentric Income Opportunities Fund (AIOF), commenced operations on May 28, 2015. The Fund’s investment objective is current income. The Fund’s sub-advisor is Garrison Point Capital, LLC.

AlphaCentric/IMFC Managed Futures Strategy Fund (AIMFC), commenced operations as a series of Mutual Fund Series Trust on December 18, 2015. The Predecessor Fund of AlphaCentric/IMFC Managed Futures Strategy Fund Class I commenced operations on March 10, 2014 as a private investment fund. The Fund’s investment objective is to achieve capital appreciation. The Fund’s sub-advisor is Integrated Managed Futures Corp.

As part of the Fund conversion on December 18, 2015, the AlphaCentric/IMFC Managed Futures Strategy Fund received an in-kind contribution from Attain IMFC Macro Fund, LLC, which consisted of $2,803,136 of cash. As a result of the in-kind contribution, the AlphaCentric/IMFC Managed Futures Strategy Fund issued 234,769 Class I Shares at a $11.94/share net asset value.

The in-kind contributions were treated as tax-free transactions for federal income tax purposes.

The Funds offer three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)          Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represent fair value.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016 for the Funds’ assets and liabilities measured at fair value:

AlphaCentric Asset Rotation Fund

Assets

		Level 2
	Level 1	(Other Significant
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Level 3	Totals
Exchange Traded Funds (b)	$33,060,558	$—	$—	$33,060,558
Short-Term Investment	1,625,237	—	—	1,625,237
Total	$34,685,795	$—	$—	$34,685,795

AlphaCentric Bond Rotation Fund

Assets

		Level 2
	Level 1	(Other Significant
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Level 3	Totals
Exchange Traded Funds (b)	$10,005,680	$—	$—	$10,005,680
Short-Term Investment	24,789	—	—	24,789
Total	$10,030,469	$—	$—	$10,030,469

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

AlphaCentric Income Opportunities Fund

Assets

		Level 2
	Level 1	(Other Significant
Security Classifications +	(Quoted Prices)	Observable Inputs)	Level 3	Totals
Asset Backed Securities	$—	$69,312,593	$—	$69,312,593
Commercial Mortgage Backed Securities	—	27,307,358	—	27,307,358
Private Placements	—	—	4,131,083	4,131,083
Short-Term Investment	586,529	—	—	586,529
Total	$586,529	$96,619,951	$4,131,083	$101,337,563

AlphaCentric/IMFC Managed Futures Strategy Fund

Assets

		Level 2
	Level 1	(Other Significant
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Level 3	Totals
Purchased Call Options	$3,980	$—	$—	$3,980
Purchased Put Options	16,753	—	—	16,753
Short-Term Investments	2,847,104	—	—	2,847,104
Total	$2,867,837	$—	$—	$2,867,837

Liabilities
Open Futures Contracts *	$1,434	$—	$—	$1,434
Total	$1,434	$—	$—	$1,434

There were no transfers into and out of Level 1 and 2 during the current period presented for the Funds. It is the Funds’ policy to recognize transfers into and out of Level 1 and 2 at the end of the reporting period.

(a)	During the period or year ended March 31, 2016, the Funds held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All exchange traded funds held in the Fund are Level 1 securities. For a detailed break-out of exchange traded funds (ETFs) by major index classification, please refer to the Portfolios of Investments.

+	See Portfolio of Investments for industry classification.

*	Derivative instruments include cumulative net unrealized gain or loss on futures contracts open as of March 31, 2016.

The following table summarizes the valuation techniques and significant unobservable inputs used for the AIOF’s investments that are categorized within Level 3 of the fair value hierarchy as of March 31, 2016:

Private Placements
Beginning Balance	$—
Total realized gain (loss)	—
Appreciation (Depreciation)	(68,917)
Cost of Purchases	4,200,000
Proceeds from Sales	—
Proceeds from Principal	(69,000)
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$4,131,083

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2016, are as follows:

	Fair Value at	Valuation		Range of Inputs
Assets (at fair value)	March 31, 2016	Technique	Unobservable Inputs	(Weighted Average)

AMUR Finance Company, Inc. 18% due 7/31/2018	$ 1,900,038	Index Approach	Acquistion Value 2 Year Treasury Note	$100 5% Daily Change

AMUR Finance Company, Inc. 12% due 8/31/2020	$ 2,231,045	Index Approach	Acquistion Value 2 Year Treasury Note	$100 5% Daily Change

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

Accounting for Options and Futures – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options). For the period ended March 31, 2016, AIMFC invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the period ended March 31, 2016, AIMFC invested in futures contracts.

Offsetting of Financial Assets and Derivatives

The following table presents AIMFC derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2016.

Gross Amounts Not Offset in
the Statement of Assets &
Assets:				Liabilities

	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of	the Statement of	Financial	Collateral
	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received		Net Amount
AlphaCentric/IMFC Managed Futures Strategy Fund
Future Contracts	$32,576	$(32,576)	$—	$—	$—		$—
Total	$32,576	$(32,576)	$—	$—	$—		$—

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:				Liabilities

	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of	the Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged		Net Amount
AlphaCentric/IMFC Managed Futures Strategy Fund
Future Contracts	$32,576	$(34,010)	$(1,434)	$—	$1,434	(1)	$—
Total	$32,576	$(34,010)	$(1,434)	$—	$1,434		$—

(1)	Any over-collateralization of total financial instruments is not shown.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

b)         Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income or excise tax provisions are required.

During the year ended March 31, 2016, AARF did not have a liability for any unrecognized tax expense. As of and during the period ended March 31, 2016, ABRF, AIOF and AIMFC, did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of March 31, 2016, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken or to be taken on Federal income tax returns for the open tax years of 2015 and 2016 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examination of the Funds’ filings is presently in progress.

c)          Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually for AARF and AIMFC. ABRF and AIOF intend to make monthly dividend distributions from net investment income. Distributable net realized gains, if any, are declared and distributed annually.

d)          Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)          Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)          Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)          Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)          Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the AARF and AIMFC Fund. A maximum sales charge of 4.75% is imposed on Class A shares of the ABRF and AIOF Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). For the period or year ended March 31, 2016 there were no CDSC Fees paid.

Consolidation of Subsidiary – ACIMFSMFSF Fund Limited (ACIMF-CFC) – The Consolidated Financial Statements of AIMFC include the accounts of ACIMF-CFC, which is a wholly-owned and controlled foreign subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the AIMFC’s investment objectives and policies. The subsidiary commenced operations on December 18, 2015 and is an exempted Cayman Islands company with limited liability.

A summary of the AIMFC’s investments in the ACIMF-CFC is as follows:

		ACIMFC-CFC Total Assets at	% of Total Assets at
	Inception Date of ACIMFC-CFC	March 31, 2016	March 31, 2016
ACIMFC-CFC	12/18/2015	$372,968	11.88%

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

The CFC utilizes commodity-based derivative products to facilitate AIMFC’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity-based derivative products, AIMFC may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Funds are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Futures Contract Risk: The successful use of futures contracts draws upon the Manager’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Please refer to each Funds’ prospectus for a full listing of risks associated with the investments.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities:

The following is a summary of the location of derivative investments on AIMFC’s Consolidated Statement of Assets and Liabilities for the period ended March 31, 2016:

	Asset Derivatives		Liability Derivatives
Contract Type/
	Consolidated Statement of Assets		Consolidated Statement of Assets and
Primary Risk Exposure	and Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity Contracts:
Futures Contracts	Net Unrealized Depreciation from open futures contracts	$5,316	Net Unrealized Depreciation from open futures contracts	$(2,479)

Purchased Options	Investment securities at value	6,290	Investment securities at value	—
Commodity contracts:
Futures Contracts	Net Unrealized Depreciation from open futures contracts	14,518	Net Unrealized Depreciation from open futures contracts	(10,673)

Purchased Options	Investment securities at value	13,643	Investment securities at value	—

Interest rate contracts:
Futures Contracts	Net Unrealized Depreciation from open futures contracts	4,027	Net Unrealized Depreciation from open futures contracts	(13,187)

Purchased Options	Investment securities at value	—	Investment securities at value	—
Foreign currency:
Futures Contracts	Net Unrealized Depreciation from foreign currency translations	8,715	Net Unrealized Depreciation from foreign currency translations	(7,671)

Purchased Options
	Investment securities at value	800	Investment securities at value	—

	Total Futures	$32,576	Total Futures	$(34,010)

	Total Options	$20,733	Total Options	$—

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the location of derivative investments on AIMFC’s Consolidated Statement of Operations for the period ended March 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest	Net realized gain (loss) from investments, option contracts and foreign currency translations
Rate Contracts	Net change in unrealized appreciation/depreciation from investments, options contracts, and foreign currency translations

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

The following is a summary of AIMFC’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure serve as indicators of the volume of derivative activity for the Fund for the period ended March 31, 2016:

Net Change in Unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					Period Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	March 31, 2016
Futures Contracts	$3,845	$863	$2,842	$(8,984)	$(1,434)
Options Contracts Purchased	(41,427)	(2,850)	(6,340)	(326)	(50,943)
	$(37,582)	$(1,987)	$(3,498)	$(9,310)	$(52,377)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					Period Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	March 31, 2016
Futures Contracts	$(46,643)	$10,690	$(32,953)	$45,432	$(23,474)
Purchased Options	39,926	23,412	29,721	(6,656)	86,403
	$(6,717)	$34,102	$(3,232)	$38,776	$62,929

(2)	INVESTMENT TRANSACTIONS

For the year or period ended March 31, 2016, aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

AlphaCentric Asset Rotation Fund

Purchases	Sales
$283,551,947	$310,213,727

AlphaCentric/IMFC Managed Futures Strategy Fund

Purchases	Sales
$181,691	$195,788

AlphaCentric Bond Rotation Fund

Purchases	Sales
$57,636,858	$47,238,053

AlphaCentric Income Opportunities Fund

Purchases	Sales
$102,924,685	$2,833,418

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AlphaCentric acts as investment manager to the Funds pursuant to the terms of the Management Agreement with the Trust. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pays to the Manager, as of the last day of each month, an annualized fee equal to 1.25% of average net assets of the AARF and ABRF, 1.50% of the AIOF and 1.75% of the AIMFC, respectively, such fees to be computed daily based upon daily average net assets of the respective Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended March 31, 2016, management fees of $643,861 were incurred by the AARF, before the waiver and reimbursement described below. For the

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

period ended March 31, 2016, management fees of $103,466, $543,736 and $14,566, were incurred by ABRF, AIOF and AIMFC, respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.24% of average daily net assets for the AARF and ABRF through July 31, 2016, 1.49% of average daily net assets for AIOF through July 31, 2016, and 1.99% of average daily net assets for AIMFC through July 31, 2016. Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. For the year ended March 31, 2016, management fees waived by AARF were of $319,916. For the period ended March 31, 2016, management fees waived by ABRF, AIOF and AIMFC, were $96,055, $189,836, and $57,886, respectively.

For the year or period ended March 31, 2016, the Manager has waived/reimbursed expenses of the Funds that may be recovered no later than March 31 for the years indicated below:

	2018	2019
AlphaCentric Asset Rotation Fund	$135,276	$319,916
AlphaCentric Bond Rotation Fund	—	$96,055
AlphaCentric Income Opportunities Fund	—	$189,836
AlphaCentric/IMFC Managed Futures Strategy Fund	—	$57,886

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended March 31, 2016, AARF incurred $56,523 for such fees. For the period ended March 31, 2016, ABRF, AIOF and AIMFC incurred $13,641, $40,455 and $2,216 for such fees, respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund and Catalyst Capital Advisors, LLC (an investment manager to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500 per fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

For the year ended March 31, 2016, the AARF received $86,794 in underwriter commissions from the sale of shares of the Fund. For the period ended March 31, 2016, ABRF received $1,247, AIOF received $17,000 and the AIMFC received $0, in underwriter commissions from the sale of shares of the Fund.

(4)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 31, 2016, Integrated Asset Management Corporation held 69.9% of the voting securities of the AIMFC Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Integrated Asset Management Corporation are also owned beneficially.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS TO CAPITAL

The tax character of fund distributions paid for the periods ended March 31, 2016 and March 31, 2015 was as follows:

	For the period ended March 31, 2016				For the period ended March 31, 2015
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
AlphaCentric Asset Rotation Fund	$1,476,370	$—	$—	$1,476,370	$212,360	$—	$—	$212,360
AlphaCentric Bond Rotation Fund	150,263	—	—	150,263	—	—	—	—
AlphaCentric Income Opportunities Fund	1,902,616	—	40,649	1,943,265	—	—	—	—
AlphaCentric/ IMFC Managed Futures Strategy Fund	—	—	—	—	—	—	—	—

As of March 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
AlphaCentric Asset Rotation Fund	$629,539	$—	$(5,888,313)	$—	$(2,981,466)	$757,473	$(7,482,767)
AlphaCentric Bond Rotation Fund	—	—	(378,327)	—	(182,132)	167,334	(393,125)
AlphaCentric Income Opportunities Fund	—	—	(57,519)	—	(163,646)	(26,569)	(247,734)
AlphaCentric/ IMFC Managed Futures Strategy Fund	28,143	49,991	—	—	(26,845)	(7,279)	44,010

The difference between book basis and tax basis unrealized depreciation, and accumulated net realized gain/(loss) from investments is primarily attributable to mark-to-market on Section 1256 contacts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
AlphaCentric Asset Rotation Fund	$—
AlphaCentric Bond Rotation Fund	—
AlphaCentric Income Opportunities Fund	—
AlphaCentric/ IMFC Managed Futures Strategy Fund	26,845

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
AlphaCentric Asset Rotation Fund	$2,981,466
AlphaCentric Bond Rotation Fund	182,132
AlphaCentric Income Opportunities Fund	163,646
AlphaCentric/ IMFC Managed Futures Strategy Fund	—

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

At March 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
AlphaCentric Asset Rotation Fund	$5,888,313	$—	$5,888,313	Non-expiring
AlphaCentric Bond Rotation Fund	378,327	—	378,327	Non-expiring
AlphaCentric Income Opportunities Fund	57,519	—	57,519	Non-expiring
AlphaCentric/ IMFC Managed Futures Strategy Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains/ (losses), reclass of ordinary income distributions and paydowns, and the reclass for the AlphaCentric/IMFC Managed Futures Strategy Fund’s holding in ACIMF-CFC, resulted in reclassifications for the Funds for the period ended March 31, 2016 as follows:

	Paid	Undistributed	Undistributed	Unrealized
	In	Ordinary	Long-Term	Appreciation
Fund	Capital	Income (Loss)	Gains (Loss)	(Depreciation)
AlphaCentric Asset Rotation Fund	$—	$(149)	$149	$—
AlphaCentric Bond Rotation Fund	(823)	823	—	—
AlphaCentric Income Opportunities Fund	—	223,308	(223,308)	—
AlphaCentric/ IMFC Managed Futures Strategy	(45,299)	(12,619)	22,297	35,621

(6)	UNDERLYING FUND RISK

Each underlying fund, including each Exchange Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of AARF and ABRF may be directly affected by the performance of the iShares 20+ Year Treasury Bond ETF. The financial statements of the iShares 20+ Year Treasury Bond ETF, including the portfolio of investments, can be found at iShares’s website www.ishares.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2016, the percentage of net assets invested in the iShares 20+ Year Treasury Bond ETF was 68.3% and 50.2% for AARF and ABRF, respectively.

The performance of AARF may be directly affected by the performance of the iShares 1-3 Year Treasury Bond ETF. The financial statements of the iShares 1-3 Year Treasury Bond ETF, including the portfolio of investments, can be found at iShares’s website www.ishares.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2016, the percentage of net assets invested in the iShares 1-3 Year Treasury Bond ETF was 27.6% for AARF.

The performance of ABRF may be directly affected by the performance of the PowerShares Build America Bond ETF. The financial statements of the PowerShares Build America Bond ETF, including the portfolio of investments, can be found at PowerShare’s website www.invesco.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2016, the percentage of net assets invested in the PowerShares Build America Bond ETF was 49.9% for ABRF.

The performance of AIMFC may be directly affected by the performance of the Fidelity Institutional Money Market Funds – Money Market Portfolio. The financial statements of the Fidelity Institutional Money Market Funds – Money Market Portfolio, including the portfolio of investments, can be found at Fidelity’s website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2016, the percentage of net assets invested in the Fidelity Institutional Money Market Funds – Money Market Portfolio was 59.6% for AIMFC.

(7)	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

(8)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCentric Asset Rotation Fund, AlphaCentric Bond Rotation Fund, AlphaCentric Income Opportunities Fund and AlphaCentric/IMFC Managed Futures Strategy Fund and Board of Trustees of Mutual Fund Series Trust

We have audited the accompanying statements of assets and liabilities of AlphaCentric Asset Rotation Fund, AlphaCentric Bond Rotation Fund, AlphaCentric Income Opportunities Fund, including the portfolios of investments, and the accompanying consolidated statement of assets and liabilities of AlphaCentric/IMFC Managed Futures Strategy Fund, including the consolidated portfolio of investments, each a series of Mutual Fund Series Trust (the “Funds”) as of March 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended, for AlphaCentric Asset Rotation Fund, and the related statements of operations, changes in net assets, and the financial highlights for the period May 28, 2015 (commencement of operations) through March 31, 2016, for AlphaCentric Bond Rotation Fund and AlphaCentric Income Opportunities Fund, and the related consolidated statements of operations, consolidated changes in net assets, and the consolidated financial highlights for the period December 18, 2015 (commencement of operations) through March 31, 2016, for AlphaCentric/IMFC Managed Futures Strategy Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of AlphaCentric Asset Rotation Fund, AlphaCentric Bond Rotation Fund, AlphaCentric Income Opportunities Fund and the consolidated financial statements and consolidated financial highlights of AlphaCentric/IMFC Managed Futures Strategy Fund, referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 31, 2016

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)
March 31, 2016

As a shareholder of the AlphaCentric Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the AlphaCentric Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning		Expenses
	Annualized	Account	Ending	Paid	Ending	Expenses
	Expense	Value	Account Value	During	Account Value	Paid During
	Ratio	10/1/15	3/31/16	Period	3/31/16	Period

AlphaCentric Asset Rotation Fund – Class A *	1.49%	$1,000.00	$951.90	$7.27	$1,017.55	$7.52
AlphaCentric Asset Rotation Fund – Class C *	2.24%	$1,000.00	$948.60	$10.91	$1.013.80	$11.28
AlphaCentric Asset Rotation Fund – Class I *	1.24%	$1,000.00	$953.10	$6.05	$1,018.80	$6.26

AlphaCentric Bond Rotation Fund – Class A *	1.49%	$1,000.00	$1,002.60	$7.46	$1,017.55	$7.52
AlphaCentric Bond Rotation Fund – Class C *	2.24%	$1,000.00	$998.90	$11.19	$1,013.80	$11.28
AlphaCentric Bond Rotation Fund – Class I *	1.24%	$1,000.00	$1,003.70	$6.21	$1,018.80	$6.26

AlphaCentric Income Opportunities Fund – Class A *	1.74%	$1,000.00	$1,023.30	$6.44	$1,016.30	$6.42
AlphaCentric Income Opportunities Fund – Class C *	2.49%	$1,000.00	$1,019.00	$8.58	$1,012.55	$8.55
AlphaCentric Income Opportunities Fund – Class I *	1.49%	$1,000.00	$1,023.50	$10.07	$1,017.55	$10.04

AlphaCentric/IMFC Managed Futures Strategy Fund – Class A **	2.24%	$1,000.00	$1,001.70	$6.37	$1,007.84	$6.39
AlphaCentric/IMFC Managed Futures Strategy Fund – Class C **	2.99%	$1,000.00	$999.20	$8.49	$1,005.71	$8.52
AlphaCentric/IMFC Managed Futures Strategy Fund – Class I *	1.99%	$1,000.00	$982.00	$9.86	$1,015.05	$10.02

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	AlphaCentric/IMFC Managed Futures Strategy Fund (Class A and Class C) commenced operations on December 18, 2015 therefore their “Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (104) divided by the number of days in the fiscal year (366). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/366 (to reflect the full half-year period).

AlphaCentric Funds
Additional Information (Unaudited)
March 31, 2016

Consideration and Approval of Management Agreement with AlphaCentric Advisors LLC with respect to AlphaCentric/IMFC Managed Futures Strategy Fund

In connection with the regular meeting held on November 18 & 19, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of a management agreement between the Trust and AlphaCentric Advisors LLC (“AlphaCentric”), with respect to AlphaCentric/IMFC Managed Futures Strategy Fund (the “Fund”) (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreement. In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed materials prepared by AlphaCentric(“ AlphaCentric 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed AlphaCentric’s 15(c) Response, which provided an overview of the services to be provided by AlphaCentric, as well as information on the firm’s personnel and the compliance and litigation record. They noted that AlphaCentric manages several funds within the Trust in concert with sub-advisors. The Trustees discussed AlphaCentric’s advisory services provided to other Funds of the Trust and noted their satisfaction with the services provided to those Funds. The Trust’s CCO informed the Trustees that he had reviewed the AlphaCentric’s compliance manual and procedures and had found AlphaCentric’s compliance program to be strong. The Trust’s CCO further informed the Trustees that AlphaCentric had not experienced any material compliance issues, administrative actions, or litigation over the past 36 months. After further discussion, the Trustees concluded that it is reasonable to expect that AlphaCentric will provide a level of service consistent with the Board’s expectations.

Performance. The Trustees could not consider the IMFC Fund’s investment performance as it has not yet commenced operations. The Board considered that AlphaCentric manages several other funds within the Trust in cooperation with sub-advisors and have displayed strong acumen with regard to selecting and monitoring sub-advisors. The Trustees also noted the qualifications of the management team at AlphaCenrtic. After further discussion, the Trustees concluded that there is a reasonable basis to believe that AlphaCentric will obtain positive returns to future shareholders of the Fund.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2016

Fees and Expenses. The Trustees compared the Fund’s proposed management fee of 1.75%, to the average fees and expenses for the funds in the peer group and Morningstar category. The Trustees noted that the proposed management fee for the Fund is lower than the average management fee for the funds in the peer group. The Trustees also noted that the proposed management fee for the Fund is higher than the average management fee for the funds in the Morningstar category but within the Morningstar Category’s high/ low range. The Trustees acknowledged that many funds within the Morningstar Category additionally incur, directly or indirectly, performance fees, swap fees, and/ or commodity pool fees for their services which are not reflected in Morningstar reports and which the Fund will not incur because the Fund will invest directly in futures. The Trustees acknowledged that the average management fee for the funds in the Morningstar Category, while somewhat helpful, do not reflect the true portfolio management expense of those funds. They noted the anticipated net expense ratios of the Fund for each share class. After further discussion, the Trustees concluded that, based on the services to be provided, the advisory fee is reasonable.

The Trustees then discussed the allocation of fees between AlphaCentric and the Fund’s sub-advisor relative to their respective duties and other factors, including AlphaCentric’s experience in the U.S. fund industry, combined with the sub-advisor’s track record, that the allocation of fees between AlphaCentric and the Fund’s sub-advisor was appropriate.

Profitability. The Trustees reviewed the profitability analysis provided by AlphaCentric and noted AlphaCentric anticipates accruing a nominal profit in connection with its relationship with the Fund during the initial 12-months of the Management Agreement. After further discussion, based on estimated projections for the foreseeable future, the Trustees agreed that excessive profitability was not a concern.

Economies of Scale. The Trustees noted that the Fund is expected to launch with $4 million in assets and is projected to grow to $40 million in assets within twelve months. The Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Trustees agreed that breakpoints may be an appropriate way for AlphaCentric to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets. They also considered the sub-advisory fees and expected profits of the sub-advisor. The Trustees noted also that AlphaCentric will be reimbursing some expenses and waiving some of its fees for at least the first year of the agreement. Upon further discussion, the Board agreed it would revisit the matter of breakpoints after the Fund launches and realizes meaningful growth.

Conclusion. Having requested and received such information from AlphaCentric as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the approval of the Management Agreement is in the best interests of the future shareholders of the AlphaCentric/ IMFC Managed Futures Strategy Fund.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2016

Consideration and Approval of Sub-Advisory Agreement between AlphaCentric Advisors LLC and Integrated Managed Futures Corp. with respect to the AlphaCentric/IMFC Managed Futures Strategy Fund

In connection with a meeting held on November 18 & 19, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”) and Integrated Managed Futures Corp. (“IMFC”), with respect to the AlphaCentric/IMFC Managed Futures Strategy Fund (the “Fund”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by IMFC (“IMFC 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed IMFC’s 15(c) Response, which provided an overview of the services to be provided by IMFC, as well as information on the firm’s personnel and the compliance and litigation record. They noted that IMFC has extensive experience with regard to the proposed investment strategy. The Trustees next considered that IMFC will be responsible for day to day investment activities of the Fund, as well as for monitoring the Fund’s compliance both with legal standards and trading within the Fund’s investment strategy. The Trust’s CCO informed the Trustees that he had reviewed IMFC’s compliance manual and procedures and had found IMFC’s compliance program to be strong. The Trust’s CCO further informed the Trustees that IMFC had incurred no material compliance issues, administrative actions, or litigation over the past 12 months. He noted the SEC conducted a correspondence examination of IMFC in the spring of 2015, that two non-material deficiencies were detected, and that the necessary corrective actions have already been implemented. After further discussion, the Trustees concluded that it is reasonable to expect that IMFC will provide a level of service consistent with AlphaCentric’s and the Board’s expectations.

Performance. The Trustees could not consider the IMFC Fund’s investment performance as it has not commenced operations. The Board noted that the Fund will be created by converting an existing hedge fund (the “Hedge Fund”) managed by IMFC under a similar investment strategy. The Trustees reviewed the performance of the Hedge Fund for the last one year and since inception periods, and compared its performance to that of the Hedge Fund’s

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2016

benchmark and the Fund’s likely Morningstar category. The Trustees noted that the Hedge Fund significantly outperformed its benchmark and the Morningstar category for both periods. The Trustees were impressed by the extent to which the Hedge Fund had outperformed its metrics for the periods reviewed. After further discussion, the Trustees concluded that there is a reasonable basis to believe that IMFC will obtain positive returns to future shareholders of the Fund.

Fees and Expenses. The Trustees considered that the sub-advisory fee charged by IMFC for its services to the Fund is 50% of the net total management fee charged by AlphaCentric for its services to the Fund. The Trustees noted that the total management fee charged by AlphaCentric for its services to the Fund is 1.75% of average daily net assets. The Trustees noted that the management fee charged by IMFC for its services to the Hedge Fund is 2% of average daily net assets plus a 20% performance fee. A representative of IMFC described its typical fee structure for other products it manages. The Trustees acknowledged that the sub-advisory fee charged to the Fund is significantly lower than the fee that IMFC otherwise charges for its services currently. The Trustees were pleased that Advisor had negotiated a competitive fee. The Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees considered IMFC’s projected profitability in connection with its relationship with the Fund. They noted that IMFC projects a net loss from its services to the Fund over the first twelve months of operations. The Trustees concluded, after further discussion of IMFC’s profitability analysis, that excessive profitability from IMFC’s relationship with the Fund is not an issue at this time.

Economies of Scale. The Trustees considered whether IMFC anticipates realizing economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from IMFC as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the Sub-Advisory Agreement was in the best interests of the future shareholders of the AlphaCentric/IMFC Managed Futures Strategy Fund.

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2016

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	40	Variable Insurance Trust since 2010; Huntington Funds since 2016; Huntington Strategy Shares since 2016

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2016

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; President, Rational Advisors, Inc., 1/2016-Present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2016

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
AlphaCentric Advisors, LLC
36 North New York Avenue, 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is as follows:

Trust Series	2016	2015
AlphaCentric Asset Rotation Fund	$11,000	$11,000
AlphaCentric Bond Rotation Fund	$11,000
AlphaCentric Income Opportunities Fund	$13,000
AlphaCentric/IMFC Managed Futures Strategy Fund	$12,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015
AlphaCentric Asset Rotation Fund	$2,500	$2,500
AlphaCentric Bond Rotation Fund	$2,500
AlphaCentric Income Opportunities Fund	$3,000
AlphaCentric/IMFC Managed Futures Strategy Fund	$4,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended March 31, 2016.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended March 31, 2015 and is disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: June 9, 2016